Commitments	12 Months Ended
Mar. 31, 2021
Disclosure Of Commitments [Abstract]
Commitments	Commitments
Obligations under leases
Refer to note 14 for the maturity analysis of lease liabilities as at March 31, 2021.
In addition to the obligations under lease liabilities, the Company is subject to short term leases, variable lease payments and leases not yet commenced to which the lessee is committed. The total amount of these payments over the next five years, as at March 31, 2021, is $9,962.
Commitments
In addition to the obligations under leases, the Company is subject to various non-cancelable service agreements with minimum spend commitments. The amount of the minimum fixed and determinable portion of the unconditional purchase obligations over the next five years, as at March 31, 2021, is $22,939.